                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Pan Environmental Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


                         PAN ENVIRONMENTAL CORPORATION
                           19239 AURORA AVENUE NORTH
                              SHORELINE, WA 98133


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS






TO THE SHAREHOLDERS:

                 NOTICE IS HEREBY GIVEN that a special meeting of shareholders of PAN Environmental Corporation, a Delaware corporation ("PAN"), will be held at the principal executive offices of PAN, 19239 Aurora Avenue North, Shoreline, WA 98133, on Monday, December 21, 1998, at 2:00 P.M. (local time), to consider and act upon the merger of PAN with PAN International Gaming, Inc., a Nevada corporation ("PIGI"), which shall be the surviving corporation, for the purpose of changing the domicile of the corporation from Delaware to Nevada.

         Shareholders of record at the close of business on November 16, 1998, the record date, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders should read carefully the accompanying Proxy Statement, to which the Plan of Merger is attached as an exhibit, for detailed information about the matter to be considered and acted upon at the Special Meeting.

         Shareholders are cordially invited to attend the Special Meeting. The proposed merger is of great importance to the corporation. Accordingly, whether or not shareholders plan to attend in person, shareholders are urged to specify their choice by marking the appropriate box on the enclosed Proxy, sign, date and return the Proxy in the enclosed preaddressed, postage prepaid envelope. If shareholders wish to vote in accordance with the recommendation of the Board of Directors, they should sign, date and return the Proxy. Shareholders may revoke their Proxies before they are voted.

         By order of the Board of Directors.

                                                   JERRY CORNWELL
                                                      President

Shoreline, Washington
November 23, 1998

                         PAN ENVIRONMENTAL CORPORATION
                           19239 AURORA AVENUE NORTH
                              SHORELINE, WA 98133

                                PROXY STATEMENT

          This Proxy Statement is furnished to the Shareholders of PAN Environmental Corporation, a Delaware corporation ("PAN"), in connection with the solicitation of proxies by order of the Board of Directors for use at the Special Meeting to be held at the corporation's principal executive offices at 19239 Aurora Avenue North, Shoreline, WA 98133, on December 21, 1998 at 2:00 P.M. (local time), to consider and act upon the merger of PAN with PAN International Gaming, Inc., a Nevada corporation ("PIGI"), for the purpose of changing the domicile of the corporation from Delaware to Nevada.

         For the reasons described elsewhere in this Proxy Statement, the Board of Directors recommends that Shareholders vote FOR approval of the merger. Certain differences between the laws of Delaware and the laws of Nevada affecting corporations and shareholders also are described elsewhere in this Proxy Statement.

                                   THE MERGER

         PAN is a corporation duly organized and existing under the laws of the State of Delaware. PIGI is a corporation duly organized and existing under the laws of the State of Nevada. The respective boards of directors of PAN and PIGI deem it advisable and in the best interests of the corporations that PAN be merged with and into PIGI as the surviving corporation, as authorized by and pursuant to the applicable laws of their respective states of incorporation, for the purpose of changing the domicile of the corporation from Delaware to
Nevada.   At the effective date of such merger (the "Effective Date"), PIGI shall engage in the business of PAN and shall possess all the rights, privileges, powers and franchises and be subject to all the disabilities and duties of PAN; all real and personal property of PAN shall be vested in PIGI; and all debts, liabilities and duties of PAN shall attach to PIGI.

          Pursuant to the terms of the merger, at the Effective Date, the shares of capital stock of PAN will be converted into shares of capital stock of PIGI without any action on the part of Shareholders. After the Effective Date, each holder of any outstanding certificate or certificates which, prior thereto, represented shares of PAN common stock, $.001 par value ("PAN Common Stock"), shall be entitled, upon surrender of the certificate or certificates, to receive in exchange a certificate or certificates representing the same number of shares of PIGI common stock, $.001 par value ("PIGI Common Stock").


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


                                  THE MEETING

DATE, TIME AND PLACE

         The Special Meeting of Shareholders shall be held at the principal executive offices of PAN at 19239 Aurora Avenue North, Shoreline, WA 98133 on Monday, December 21, 1998 at 2:00 P.M. (local time).

RECORD DATE

         Shareholders of record on November 16, 1998, the record date, are entitled to notice of and to vote at the Special Meeting.

PURPOSE OF THE MEETING

         At the Special Meeting, Shareholders will consider and act upon the merger of PAN and PIGI for the purpose of changing the domicile of the corporation from Delaware to Nevada.

REASONS FOR THE MERGER

         The merger is expected to enhance and facilitate the development of the corporation's present and proposed business in Internet and gambling media in games and race and sports book operations from outside the United States, as a corporation organized under the laws of the State of Nevada, a state which promotes the gaming industry. A Nevada corporation engaged in the gaming industry is expected to accelerate the corporation's recognition in the marketplace for gaming and in the trading market for shares of its common stock.

VOTING AND VOTE REQUIRED

         The record of PAN shareholders entitled to notice of and to vote at the Special Meeting was taken at the close of business on November 16, 1998.
At that record date, the corporation had 7,758,413 outstanding shares of common stock, $.001 par value of which only 4,617,992 shares are entitled to vote. The remaining 3,140,421 shares are held in escrow pursuant to agreement and are not eligible to vote. Shareholders are entitled to one vote for each share held. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for approval of the merger. Broker non-votes will be counted as votes AGAINST approval. There are no votes of appraisal or similar rights of dissenters available to Shareholders under Delaware law.

          Jerry Cornwell and Kenneth A. Burns, directors and executive officers of the corporation who are the beneficial owners of 1,118,500 and no shares, or 14.4% and 0%, respectively, have informed the corporation that they intend to vote their shares FOR approval of the merger.

COMPARATIVE RIGHTS OF SHAREHOLDERS

         The following is a summary of the material differences between the rights of holders of PAN Common Stock before the merger and the rights of holders of PIGI Common Stock before and after the merger.

         PAN is incorporated under the laws of Delaware, and PIGI is incorporated under the laws of Nevada. If the merger is consummated, the holders of PAN Common Stock, whose rights are currently governed by the general corporation laws of Delaware (the "DGCL"), will become holders of PIGI's Common Stock, whose rights are governed by the general corporation laws of Nevada (the "NRS"). The DGCL differs from the NRS in many respects. The following summary sets forth certain material differences that should be considered by PAN's shareholders. It does not purport to be a complete statement of the differences between the DGCL and the NRS, which are too numerous to list in their entirety.

SIZE AND CLASSIFICATION OF THE BOARD OF DIRECTORS

         Section 141 (b) of the DGLC provides that the board of directors shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation. Pursuant to Section 141 (d) of the DGLC, the directors of any Delaware corporation may, by vote of the shareholders, be divided into one, two, or three classes. The PAN bylaws state that the number of directors that constitute the Board of Directors shall be at least three (3) and not more than eleven (11) as determined by resolution of the Board of Directors or the shareholders. The PAN certificate divides the Board of Directors into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year.


         Section 78.115 of the NRS provides that a corporation must have at least one director, and may provide in its articles of incorporation or its bylaws for a fixed number of directors or a variable number of directors within a fixed maximum and minimum, and for the manner in which the number of directors may be increased or decreased. Section 78.330 of the NRS provides that the articles of incorporation or the bylaws may provide for a classified board of directors, but at least one-forth of the directors must be elected annually. The PIGI bylaws state that the number of directors shall be neither more than seven nor less than three as fixed by vote of the shareholders.

DUTIES OF DIRECTORS

         Section 78.138 of the NRS allows directors and officers of the corporation to consider a variety of non-shareholder interests in discharging their duties to the corporation. The non-shareholder interest include the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state and nation, the interest of the community and of society, and the long-term as well as short-term interests of the corporation and its shareholders. There is no corresponding provision in the DGCL. However, Delaware courts, in certain instances, have indicated that directors may consider various constituencies provided there exists some rationally related benefit to the shareholders.


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REMOVAL OF DIRECTORS

         Section 141 (k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority shareholder vote. However, a director of a corporation with a classified board of directors may be removed only for cause unless the certificate of incorporation otherwise provides. The PAN certificate states that any director or the entire Board of Directors may be removed at any time, but only for cause and only by the affirmative vote of the holders of 80 percent or more of the outstanding shares of capital stock entitled to vote generally in the election of directors.


         Under Section 78.335 of the NRS, any director may be removed from office by a two-thirds shareholder vote, or by the vote of such larger percentage of shares as may be provided in the articles of incorporation. A director elected by a voting group, unless otherwise provided in the articles of incorporation, may only be removed by a vote of two-thirds of the members of the group, or by the vote of such larger percentage of the group as may be provided in the articles of incorporation for the removal of directors.

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

         Under Section 223 of the DGCL, unless the certificate of incorporation or the bylaws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors filing an open slot on the board of directors constitute less than a majority of the whole board of directors (as measured before an increase in the size of the board of directors). The Delaware Court of Chancery may, upon application of shareholders holding at least ten percent (10%) of the outstanding voting shares, summarily order an election to fill the open slots or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy. The PAN bylaws state that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.


         Under Section 78.335 of the NRS, vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.

LIMITATION ON DIRECTORS' LIABILITY

         Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its shareholders for monetary damages for breach of fiduciary duty. However, this provision excludes any limitation on liability for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock, or (iv) any transaction from which the director derives an improper personal benefit. The PAN certificate limits liability in this manner.


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


         Section 78.037 of the NRS allows a corporation, through its articles of incorporation, to limit or eliminate the personal liability of directors and officers to the corporation and its shareholders for damages for breach of fiduciary duty. However, this provision excludes any limitation on liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of distributions in violation of
Section 78.300 of the NRS.  The PIGI articles limit liability in this manner.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the DGCL and Section 78.751 of the NRS both provide that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than certain actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; or in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employee or agents as deemed appropriate by the board of directors) in defending civil or criminal proceedings may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party met the applicable standards of conduct.

         Both the PAN certificate and bylaws, and the PIGI articles and bylaws permit indemnification of all officers, directors, employees and agents in this manner. The PIGI articles also provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

LOANS TO DIRECTORS

         Section 143 of the DGCL allows a corporation to lend money or to guarantee an obligation of or otherwise assist an officer or employee, including one who acts as a director, if the loan, guaranty or other assistance is reasonably expected to benefit the corporation. Such loan, guaranty or other assistance may be provided without shareholder approval. The NRS contains no corresponding provision.

DIVIDENDS

         Subject to additional restrictions in a corporation's certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared or the preceding fiscal year.

         Section 78.288 of the NRS allows a board of directors to make distributions to shareholders, unless otherwise provided in the articles of incorporation. However, no distribution may be made if it would cause (i) the corporation to be unable to pay its debts as they become due in the normal course of business or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets to be less than the


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


sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential shareholders whose rights are superior to those receiving the distribution. Both the PAN and PIGI bylaws permit the Board of Directors to declare dividends upon the capital stock of the corporation at any regular or special meeting.

ACTION BY SHAREHOLDERS THROUGH WRITTEN CONSENT

         Under Section 228(a) of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the shareholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of shareholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

         Under Section 78.320 of the NRS, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

SPECIAL MEETING OF SHAREHOLDERS

         Under Section 211(d) of the DGCL, a special meeting of shareholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws. Under Section 78.310 of the NRS, meetings may be held in the manner provided by the bylaws of the corporation. Both the PAN and PIGI bylaws permit a special meeting to be called by the President, at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning a majority of the entire capital stock of the corporation issued and outstanding and entitled to vote.


CUMULATIVE VOTING

         Both Section 214 of the DGCL, and Section 78.360 of the NRS allow a corporation to provide for cumulative voting in the certificate of incorporation or the articles of incorporation. Neither the PAN certificate nor the PIGI articles contain such a provision.

NECESSARY VOTE TO EFFECT MERGER (NOT INVOLVING INTERESTED SHAREHOLDERS)

         The DGCL requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation") (Section 252(c)). However, unless required by the certificate of incorporation, Sections 251(f) and 252(e) do not require a vote of the shareholders of a constituent corporation surviving the merger if (i) the merger agreement does not amend that corporation's certificate of incorporation, (ii) each share of that corporation's stock outstanding before the effective date of merger is identical to an outstanding or treasury share of the surviving corporation after the merger and (iii) in the event the merger plan


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provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed twenty percent (20%) of the shares outstanding immediately before the effective date of the merger.

         Section 92A.120 of the NRS requires a majority vote of the shares entitled to vote in order to effect any merger. However, the articles of incorporation or the board of directors may provide for a greater vote under some circumstances. In addition, Section 92A.130 of the NRS provides that the vote of a majority of the shares entitled to vote is not required under substantially the same conditions as are specified in Sections 251(f) and 252(e) of the DGCL.

BUSINESS COMBINATIONS INVOLVING INTERESTED SHAREHOLDERS

         As described above, Section 203 of the DGCL restricts certain business combinations between a Delaware corporation and an "interested shareholder" (in general, a shareholder owning 15% or more of the outstanding voting stock of such corporation) or such shareholder's affiliates or associates for a period of three years following the date on which the shareholder becomes an "interested shareholder." The restrictions do not apply if: (i) prior to an interested shareholder becoming such, the corporation's board of directors approves either the business combination or the transaction by which such person became an interested shareholder; (ii) upon consummation of the transaction, the interested shareholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are both directors and officers of such corporation); or (iii) at or subsequent to the time an interested shareholder becomes such, the business combination is both approved by the corporation's board of directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting stock of the corporation not owned by the interested shareholder.

         Similar to Section 203 of the DGCL, Sections 78.4111 to 78.444 of the NRS, inclusive, restrict the ability of a resident domestic corporation to engage in any combination with an interested shareholder for three (3) years after the interested shareholder's date of acquiring the shares that cause such shareholder to become an interested shareholder unless the combination or the purchase of shares by the interested shareholder on the interested shareholder's date of acquiring the shares that cause such shareholder to become an interested shareholder is approved by the board of directors of the
resident domestic corporation before that date.   If the combination was not
previously approved, the interested shareholder may affect a combination after the three-year period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the foregoing provisions, "resident domestic corporation" means a Nevada corporation that has 200 or more shareholders and "interested shareholder" means any person other than the resident domestic corporation or its subsidiaries, who is (a) the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding shares of the resident domestic corporation or (b) an affiliate or associate of the resident domestic



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

corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding shares of the resident domestic corporation. The above provisions do not apply to any combination involving a resident domestic corporation (i) whose original articles of incorporation expressly elect not to be governed by Sections 78.411 to 78.444 of the NRS, inclusive, (ii) which does not, as of the date of acquiring shares, have a class of voting shares registered with the Securities and Exchange Commission ("SEC") under Section 12 of the Securities Exchange Act of 1934, unless the corporation's articles of incorporation provide otherwise, (iii) whose articles of incorporation were amended to provide that the corporation is subject to the above provisions and which did not have a class of voting shares registered with the SEC under Section 12 of the Securities Exchange Act of 1934 on the effective date of such amendment, if the combination is with an interested shareholder whose date of acquiring shares is before the effective date of such amendment or (iv) that amends its articles of incorporation, approved by a majority of the disinterested shares, to expressly elect not to be governed by Sections 78.411 to 78.444 of the NRS, inclusive. Such an amendment, however, would not become effective until eighteen (18) months after its passage and would apply only to stock acquisitions occurring after the effective date of the amendment.

CONTROL SHARE ACQUISITIONS

         Under Section 78.3790 of the NRS, an "acquiring person" who acquires a "controlling interest" in an "issuing corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at an annual meeting of such shareholders or a special meeting held upon the
request and at the expense of the acquiring person.   In the event that
the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares, and the corporation must comply
with the demand.   For purposes of the above provisions, "acquiring person"
means (subject to certain exceptions) any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested shareholders as each threshold is reached and/or exceeded. "Control shares" means those outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person. "Issuing corporation" means a corporation that is organized in Nevada, has 200 or more shareholders, at least 100 of whom are shareholders of record and residents of Nevada, and does business in Nevada directly or through an affiliated corporation. The above provisions do not apply if the articles of incorporation or bylaws of the corporation in



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



effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that such provisions do not apply.
The DGCL does not contain an analogue "control shares acquisition" statute.

APPRAISAL RIGHTS; DISSENTERS RIGHTS

         Both Section 262 of the DGCL and Sections 92A.380 and 92A.390 of the NRS provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Unless a corporation's certificate of incorporation or articles of incorporation provide otherwise, dissenters do not have the rights of appraisal with respect to (i) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders, if the shareholders receive cash (in the case of the NRS), shares in the surviving corporation, shares of another corporation that are publicly listed or held by more than 2,000 shareholders, cash in lieu of fractional shares or any combination of the above or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger.

REDEEMABLE SHARES

         Section 151(b) of the DGCL provides that a Delaware corporation may make any class of stock subject to redemption at the option of the corporation or at the option of the holders of such stock or upon the happening of a specified event, provided that at the time of such redemption the corporation has at least one class of voting stock which is not subject to redemption.

         Section 78.196(2)(b)(1) of the NRS provides that the articles of incorporation or a resolution of the board of directors may authorize one or more classes of stock that are redeemable or convertible at the option of the corporation, the shareholders or another person or upon the occurrence of a designated event.

WARRANTS OR OPTIONS

         Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation's board of directors
subject to the provisions of the certificate of incorporation.   The term of
such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

         Under Section 78.200 of the NRS, a corporation may create and issue rights or options entitling the holders thereof to purchase from the corporation shares of its stocks of any class or classes. The terms of such rights or options must be fixed and stated in the articles of incorporation or in a resolution or resolutions adopted by the board of directors.



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

PREEMPTIVE RIGHTS

         Under Section 102(b)(3) of the DGCL and Section 78.267 of the NRS absent an express provision in a corporation's certificate or articles of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock.

AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS

         Section 242 of the DGCL and Sections 78.385 and 78.390 of the NRS permit a corporation to amend its certificate or articles of incorporation in any respect provided the amendment contains only provisions that would be lawful in an original certificate of incorporation filed at the time of amendment. For a corporation that has received payment for any of its capital stock to amend its certificate of incorporation, the corporation's board of directors must adopt a resolution presenting the proposed amendment. In addition, a majority of the shares entitled to vote, as well as a majority of shares by class of each class entitled to vote, must approve the amendment to make it effective. When the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a
class even if the shares are non-voting shares.   When only one or more series
in a class of shares, and not the entire class, will be adversely affected by
an amendment, only the affected series may vote as a class.   Under Section
242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation that requires a greater vote than required by law cannot be amended or repealed except by such greater vote. Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board of directors may insert a provision allowing the board of directors to abandon the amendment, without concurrence by shareholders, after the amendment has received shareholder approval but before its filing with the Secretary of State.

         Section 109 of the DGCL provides that the power to adopt, amend or repeal the bylaws rests with the shareholders entitled to vote, although the certificate of incorporation may confer the power to adopt, amend or repeal the bylaws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the shareholders of the power to adopt, amend or repeal the bylaws.

          Section 78.120 of the NRS, on the other hand, provides that, subject to the bylaws, if any adopted by the shareholders, the directors may make the bylaws of the corporation. The PIGI bylaws state that they may be altered or repealed at any regular meeting of the shareholders or the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration or repeal is contained in the notice of such meeting.

INSPECTION OF BOOKS AND RECORDS

         Section 220 of the DGCL entitles any shareholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation's stock ledger, a list of its shareholders and its
other books and records, and to make copies or extracts therefrom.   A proper
purpose means a purpose reasonably related to such person's interest as a shareholder.

         Section 78.105 of the NRS entitles any person who has been a shareholder of record of a corporation for at least six (6) months, or any person holding or representing at least five percent (5%) of its outstanding shares, upon at least five (5) days' written demand, to inspect, in person or by an agent, during usual business hours, its stock ledger and to make extracts therefrom. Pursuant to Section 78.257 of the NRS, only shareholders of record who own or represent at least fifteen percent (15%) of a corporation's shares have the right, upon at least five (5) day's written demand, to inspect, in person or by an agent, during normal business hours, the books of account and financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. However, Section 78.257 of the NRS does not apply to
(a) any corporation listed and traded on any recognized stock exchange and (b) any corporation that furnishes to its shareholders a detailed, annual financial statement.

FEDERAL INCOME TAX CONSEQUENCES

         For federal income tax purposes, the merger will constitute a tax-free reorganization. Accordingly, no gain or loss should be recognized by a shareholder of PAN upon the exchange of PAN shares for PIGI shares at the Effective Date of the merger; the tax basis in the PIGI shares should be the same as the tax basis in the PAN shares.

         Shareholders are encouraged to consult with their own tax advisers with respect to their own individual circumstances and as to any applicable state, local or foreign tax consequences of the merger.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board of Directors of PAN unanimously recommends that shareholders vote FOR the merger.

                                 OTHER MATTERS

         The Board of Directors knows of no other matters that may be presented at the Special Meeting. If any matter other than approval of the merger properly comes before the Special Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxies in their best judgment.

         The cost of the solicitation of proxies will be borne by the corporation. The corporation will request brokers or other persons who hold shares as nominees, in their names, to forward this Proxy Statement and the accompanying Notice and Proxy at the corporation's expense to the beneficial owners of such shares. In addition to the mails, regular employees of the corporation who will not receive any special compensation may make the solicitation.

         The enclosed Proxy is furnished to shareholders to specify their choice with respect to approval or disapproval of the merger referred to in the Notice and described in the Proxy Statement to be considered and acted upon at the Special Meeting. Where shareholders specify a choice, the Proxies will be
voted in accordance with the specification made.   Where no choice is
specified, the Proxies will be voted in accordance with the recommendation of the Board of Directors FOR approval of the merger. Shareholders who wish to vote in accordance with the recommendation of the Board of Directors should sign, date and return the Proxy in the enclosed preaddressed envelope, which requires no postage if mailed in the United States. A prompt return of the Proxy would be appreciated.

                                           THE BOARD OF DIRECTORS
                                           PAN ENVIRONMENTAL CORPORATION

Shoreline, Washington
November 23, 1998

                         PAN ENVIRONMENTAL CORPORATION
          PROXY - SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 21, 1998

         The undersigned hereby appoints JERRY CORNWELL and CLIFFORD M. JOHNSTON, and any one of them, with full power of substitution, to represent the undersigned and to vote all shares of the undersigned at the Special Meeting of Shareholders of PAN Environmental Corporation to be held at 19239 Aurora Avenue North, Shoreline, Washington 98133, on Monday, December 21, 1998 at 2:00 P.M. (local time) and any adjournment thereof:

The Board of Directors recommends that Shareholders vote FOR:

1. The merger of PAN Environmental Corporation with PAN International Gaming, Inc., for the purpose of changing the domicile of the corporation from Delaware to Nevada.

         FOR                            AGAINST                       ABSTAIN
         [ ]                            [ ]                           [ ]

2.       Any other business which may properly come before the Special Meeting.



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL "1." IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION, IT IS NOT NECESSARY TO MARK ANY BOX - SIMPLY SIGN AND DATE ON THE LINES BELOW.

Dated:                              Print Name:
      --------------------                     ------------------------------


                                               ------------------------------
                                               (Signature)

                                    Print Name:
                                               ------------------------------


                                               ------------------------------
                                               (Signature)

Please sign as your name appears hereon. If shares are held jointly, both holders must sign. When signing as attorney, executor, administrator, trustee, guardian, etc., please give title as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED PREADDRESSED, POSTAGE PREPAID ENVELOPE.

To assist with corporate communications to you, please provide your E-mail address and/or fax number below:

E-mail:                                        Fax #:
       -----------------------------------           ------------------------

EXHIBIT A

                                 PLAN OF MERGER

          This Plan of Merger dated November 16, 1998, by and between

PAN Environmental Corporation ("PAN Environmental")
19239 Aurora Avenue North
Shoreline, WA  98133-3930

and

PAN International Gaming, Inc. ("PIGI")
19239 Aurora Avenue North
Shoreline, WA  98133-3930

such corporations being hereinafter collectively referred to as the "Corporations",

                                   WITNESSETH

                     Whereas, PAN Environmental is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on February 13, 1986, and having an authorized capital stock of shares of common stock, $.001 par value (the "PAN Environmental Common Stock"), of which 7,758,4133 shares are issued and outstanding of which only 4,617,992 shares are entitled to vote on this Plan of Merger; and

                     Whereas, PIGI is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on October 28, 1998, and having an authorized capital stock of 50,000,000 shares of common stock, $.001 par value (the "PIGI Common Stock"), of which 7,758,413 shares are issued and outstanding and all such shares are entitled to vote on this Plan of Merger; and

                     Whereas, the respective boards of directors of PAN Environmental and PIGI deem it advisable and for the best interests of said corporations that PAN Environmental be merged with and into PIGI, with PIGI as the surviving corporation, as authorized by the statutes of the State of Nevada and the State of Delaware under and pursuant to the terms and conditions thereinafter set forth, and for the shares of capital stock of PAN Environmental issued and outstanding at the Effective Date (as defined herein) to be converted into shares of PIGI Common Stock, $.001 par value and each such board has duly approved this Plan of Merger (this "Plan"); and

                     Whereas, the Corporations have entered into a Merger Agreement dated this date setting forth certain representations, warranties and covenants in connection with said merger;

                     Now, therefore, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger, the mode of carrying the same into effect, the manner and basis of converting the shares of each Corporation into shares of the Surviving Corporation and such other details and provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval of adoption of this Plan by the requisite vote of Shareholders of each Corporation, and subject to the conditions hereinafter set forth, as follows:

                                   ARTICLE I
                    MERGER AND NAME OF SURVIVING CORPORATION

                     At the Effective Date, as defined herein, PAN Environmental shall be merged with and into PIGI, which is hereby designated as the "Surviving Corporation", which shall not be a new corporation which shall continue its corporate existence governed by the laws of the State of Nevada, which shall continue to be named PAN International Gaming, Inc. and which shall maintain a registered office in the State of Nevada.

                                   ARTICLE II
                         TERMS AND CONDITIONS OF MERGER

      The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

      (a) At the Effective Date:

             (1) The Corporations shall be a single corporation, which shall be the Corporation designated herein as the Surviving Corporation.

             (2) The separate existence of PAN Environmental shall cease.

             (3) The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public, as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each Corporation. All the rights, privileges, powers and franchises of each Corporation, and all property, real, personal and mixed, and all debts due to either Corporation on whatever account, as well as stock subscriptions and all other things in action or belonging to each Corporation shall be vested in the Surviving Corporation, and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Corporations. The title to any real estate vested by deed or otherwise in either Corporation shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of either Corporation shall be preserved unimpaired, and all debts liabilities and duties of the respective Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding whether civil, criminal or administrative, pending by or against either Corporation shall be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

             (4) All corporate acts, plans, policies, contracts, approvals and authorizations of PAN Environmental and its Stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to PAN Environmental.

             (5) The assets, liabilities, reserves and accounts of each Corporation shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of such Corporation subject to such adjustments or elimination of intercompany items as may be appropriate in giving effect to the merger.

        (b) The Surviving Corporation shall be subject to service of process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of Delaware, as well as for enforcement of any obligation of the Surviving Corporation, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware. The Surviving Corporation shall appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any suit or other proceeding. Such service of process may be mailed to the address listed above for PIGI in the State of Washington.

        (c) The Board of Directors and the officers of PIGI as of the Effective Date shall be:

             Jerry Cornwell          President and Director
             Clifford M. Johnston    Vice President and Director
             Kenneth A. Burns        Secretary/Treasurer and Director
             Judy Morton Johnston    Assistant Secretary/Assistant Treasurer

        Such persons shall hold office until the first annual meeting of the shareholders of PIGI or until their successors are elected or appointed.

                                  ARTICLE III
          MANNER AND BASIS OF CONVERTING SHARES AND RELATED PROVISIONS

        The manner and basis of converting the issued and outstanding shares of each Corporation into shares of the Surviving Corporation and the mode of carrying the merger into effect are as follows:

        (a) Each share of PAN Environmental Common Stock outstanding at the Effective Date shall be converted into one (1) share of PIGI Common Stock without action on the part of the holder thereof. After the Effective Date, each holder of an outstanding certificate or certificates which, prior thereto, represented shares of PAN Environmental Common Stock shall be entitled, upon surrender thereof to receive in exchange therefor a certificate or certificates representing the number of whole shares of PIGI Common Stock into or for which his shares have been converted or exchanged;

        Provided, however, that no fractional shares of PIGI Common Stock shall be issued pursuant to the merger and the aggregate number of shares of PIGI Common Stock to be issued pursuant to the merger shall be determined by rounding any fractional share to which any Stockholder of PAN Environmental may otherwise be entitled to the nearest whole share. Until surrendered, each outstanding certificate which, prior to the Effective Date represented shares of PAN Environmental Common Stock shall for all purposes evidence the ownership of the shares of PIGI Common Stock into or for which such shares would have been so converted or exchanged.

        (b) All shares of stock into which shares of PAN Environmental Common Stock have been converted pursuant to this Article III shall be issued in full satisfaction of all rights pertaining to such converted shares.

                                   ARTICLE IV
                    CERTIFICATE OF INCORPORATION AND BY-LAWS

        (a) The Articles of Incorporation of PIGI as existing and constituted immediately prior to the Effective Date shall, upon the merger becoming effective, be and constitute the Articles of Incorporation of the Surviving Corporation until amended in the manner provided by law.

        (b) The By-laws of PIGI as existing and constituted immediately prior to the Effective Date shall, upon the merger becoming effective, be and constitute the By-laws of the Surviving Corporation until amended in the manner provided by law.

                                   ARTICLE V
                    OTHER PROVISIONS WITH RESPECT TO MERGER

        (a) This plan shall be submitted to the Stockholders of each Corporation as provided by the applicable laws of the State of Delaware and the State of Nevada. After the approval or adoption thereof by the Stockholders of each Corporation in accordance with the requirements of the laws of the State of Nevada and the State of Delaware, all required documents shall be executed, filed and recorded and all required acts shall be done in order to accomplish the merger under the provisions of the applicable statues of the State of Nevada and the State of Delaware.

        (b) This plan may be terminated at any time prior to the Effective Date, whether before or after action thereon by the Shareholders of the Corporations, by mutual consent of the Corporations, expressed by action of their respective boards of directors.

                                   ARTICLE VI
                   APPROVAL AND EFFECTIVE TIME OF THE MERGER

        (a) The merger shall become effective when all the following actions shall have been taken:

                (1) This plan shall be adopted and approved on behalf of each Corporation in accordance with the Nevada General Corporation Law ("Nevada Law") and the General Corporation Law of the State of Delaware ("Delaware Law"); and

                (2) A Certificate of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and verified in accordance with Nevada Law and Delaware Law, shall be filed in the offices of the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware (the particular time and date at which such filing shall be accomplished being herein referred to as the "Effective Date").

      (b) For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

      (c) This Plan and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

      (d) This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

        In witness whereof, the parties have hereunto set their hands and seals the 16th day of November, 1998.

Witnesses:                                Parties:

                                          PAN ENVIRONMENTAL CORPORATION


 CLIFFORD M. JOHNSTON                     By   /s/ JERRY CORNWELL
------------------------------              ------------------------------
                                               Jerry Cornwell, President


                                          PAN INTERNATIONAL GAMING, INC.


 CLIFFORD M. JOHNSTON                     By:  /s/ JERRY CORNWELL
------------------------------               -------------------------------
                                               Jerry Cornwell, President